INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
INCOME TAXES
Income (loss) before income taxes	$ (2,086,303)	$ (4,326,294)
Expected recovery at statutory tax rate	438,124	908,522
Non-deductible stock-based compensation	(284,319)	(649,985)
Increase in valuation allowance	(153,805)	(258,537)
Provision for Income Taxes	$ 0	$ 0